Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of American Eagle Outfitters, Inc. on Form 10-Q for the period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger S. Markfield, Co-Chief Executive Officer of American Eagle Outfitters, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Eagle Outfitters, Inc.

/s/ Roger S. Markfield

Roger S. Markfield
President and Co-Chief Executive Officer
December 16, 2002